SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 19, 2004

                                 Senticore Inc.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                                    333-87111
                                    ---------
                            (Commission File Number)

                                   11-3504866
                                   ----------
                      (I.R.S. Employer Identification No.)

               2410 Hollywood Boulevard, Hollywood, Florida 33020
               --------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)

                                  (954)927-0866
                                  -------------
              (Registrant's Telephone Number, Including Area Code)




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This  current  report  on  Form  8-K  is  filed  by  Senticore, Inc., a Delaware corporation  the  "Registrant"),  in  connection  with  the  matters  below.

ITEM  4.01  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On August 18, 2004, the Registrant engaged Traci J. Anderson, C.P.A. as its independent auditor. The decision to appoint the new independent accountant was recommended and approved by the Registrant's Board of Directors.

As previously filed in a Form 8-K on March 10, 2004, the Registrant disclosed the resignation of Kingrey, Crouse, & Hohl, P.A. as independent accountants and announcing the engagement of Stark, Winter, Schenkein & Co. LLP. Effective August 25, 2004, the client-auditor relationship between the Company and Stark, Winter, Schenkein & Co. LLP also ceased as the Company dismissed this accountant.

None of the reports of Kingrey, Crouse, & Hohl, P.A. or Stark, Winter, Schenkein & Co. LLP on the financial statements of the Registrant for the past three years contained an adverse opinion or a disclaimer of opinion, or was qualified, except as modified for a going concern uncertainty. The financial statements were also not qualified with respect to audit scope or accounting principles. During the Registrant's most recent fiscal year and the subsequent interim period immediately preceding the date of the resignation of Stark, Winter, Schenkein & Co. LLP, the Registrant had no disagreements with Stark, Winter,
Schenkein & Co. LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Stark, Winter, Schenkein & Co. LLP, would have caused Stark, Winter, Schenkein & Co. LLP to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements of the Registrant. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act occurred with respect to the Registrant's most recent fiscal year or the subsequent interim period preceding the resignation of Stark, Winter, Schenkein & Co. LLP.

Prior to making the decision to retain Traci J. Anderson, C.P.A., C.P.A.'s, the Registrant had not consulted with Traci J. Anderson, C.P.A. on any accounting matters. Neither the Registrant nor anyone on its behalf consulted Traci J. Anderson, C.P.A. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written or oral advice concerning the same was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              SENTICORE,  INC.
                                             (Registrant)


                                         By:  /s/  Carl  Gessner
                                              ------------------
                                              Carl  Gessner,  President






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                                  EXHIBIT INDEX


Exhibit
Number      Description
-------     -----------

16          Letter  regarding  Change  in  Certifying  Accountant





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